                 SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT

                                                                                        Percentage of
                                                                                      Voting Securities
                                                                 Jurisdiction         Owned Directly or
                                                                 in which               Indirectly at
Name of Company                                                  Organized            December 31, 1994*
- ---------------                                                  ---------            ------------------
Caterpillar Inc. (Registrant)                                    Delaware              (Parent Company)

  Affiliates of the Registrant:
     Advanced Filtration Systems Inc.                            Delaware              50
     Cyclean, Inc.                                               Delaware               9.74
     DUECO, Inc.                                                 Delaware               5
     Health Plan of Central Illinois Inc.                        Illinois              18.5
     Novotruck                                                   Russia                33.33
     Peoria Medical Research Corporation                         Illinois              14.29
     Rapisarda Industries, Srl                                   Italy                 25.01
     Unoc Equipment and Supply, L.L.C.                           Delaware              30
       Subsidiary:
         A/O UNOC Equipment and Supply                           Russia               100

  Subsidiaries of the Registrant:
     Advanced Fuels, L.L.C.                                      Delaware              51
     Advanced Technology Services, Inc.                          Illinois              91.29
     Anchor Coupling Inc.                                        Delaware             100
     A/O Nevamash                                                Russia                65
     Balderson Inc.                                              Kansas               100
     Carter Machinery Company, Incorporated                      Delaware             100
     Caterpillar Americas Co.                                    Delaware             100
     Caterpillar Asia Pacific Holding Inc.                       Delaware             100
       Subsidiaries:
          Caterpillar Shanghai Engine Company Ltd.               China                 55
          Caterpillar Xuzhou Ltd.                                China                 60
     Caterpillar Asia Pte. Ltd.                                  Singapore            100
     Caterpillar of Australia Ltd.                               Australia            100
      Affiliates:
       Energy Power Systems Australia Pty Limited                Australia             50
         Subsidiary:
          Energy Power Systems PNG Pty Limited                   New Guinea           100
     Caterpillar Brasil S. A.                                    Brazil               100
      Subsidiary:
      Caterpillar Administracao e Participacoes S/C Ltda.        Brazil               100
     Caterpillar of Canada Ltd.                                  Canada               100
     Caterpillar Capital Company, Inc.                           Delaware             100
     Caterpillar Commercial A/O                                  Russia               100
     Caterpillar Commercial N.V.                                 Belgium              100
      Affiliate:
      Hindustan Powerplus Limited                                India                 37.74
      Subsidiary:
      Caterpillar Group Services N.V.                            Belgium              100
     Caterpillar Commercial Services Ltd.                        Canada               100
     Caterpillar of Delaware, Inc.                               Delaware             100


      Subsidiary:
      Caterpillar Industrial Products, Inc.                     Delaware                100
          Subsidiary:
           Nexus International Inc.                             Delaware                100
     Caterpillar Export Limited                                 Virgin Islands          100
     Caterpillar Financial Services Corporation                 Delaware                100
       Affiliate:
        Bio-energy Partners                                     Illinois                 50
       Subsidiaries:
        Caterpillar Finance France S.A.                         France                  100
        Caterpillar Financial Australia Limited                 Australia               100
        Caterpillar Financial Leasing, S.A.                     Spain                   100
        Caterpillar Financial Corporacion Financiero S.A.       Spain                   100
        Caterpillar Financial Nordic Services A.B.              Sweden                  100
          Subsidiary:
           Caterpillar Financial Services Norway AS             Norway                  100
        Caterpillar Financial Receivables Inc.                  Delaware                100
        Caterpillar Financial Services Holding GmbH             Germany                 100
          Affiliates:
           EDC European Excavator Design Center
            GmbH & Co. KG                                       Germany                  40
           EDC European Excavator Design Center
            Verwaltungs GmbH                                    Germany                  40
          Subsidiaries:
           Caterpillar Leasing GmbH (Ismaning)                  Germany                 100
           Caterpillar Leasing GmbH (Leipzig)                   Germany                 100
        Caterpillar Financial Services Limited                  Canada                  100
        Caterpillar Financial Services (U.K.) Limited           England                 100
     Caterpillar Financial Services N.V.                        Netherlands Antilles    100
     Caterpillar Industrial Inc.                                Ohio                    100
      Affiliates:
         Mitsubishi Caterpillar Forklift America Inc.           Delaware                 20
          Affiliate:
           Material Handling Associates, Inc.                   Delaware                 50
         Mitsubishi Caterpillar Forklift Asia Pte. Ltd.         Singapore                20
         Mistubishi Caterpillar Forklift Europe B.V.            Netherlands              20
         Rapidparts Inc.                                        Michigan                 50
      Subsidiary:
         Matchparts N.V.                                        Belgium                  50.5
     Caterpillar Insurance Co. Ltd.                             Bermuda                 100
     Caterpillar Insurance Services Corporation                 Tennessee               100
     Caterpillar Investment Management Ltd.                     Delaware                100
     Caterpillar Logistics Services, Inc.                       Delaware                100
      Subsidiary:
        Caterpillar Logistics Services Belgium N.V.             Belgium                 100
        Caterpillar Logistics Services Spain                    Spain                   100
     Caterpillar Overseas Credit Corporation S.A.               Switzerland             100
     Caterpillar Overseas S.A.                                  Switzerland             100
      Affiliates:
       Caterpillar MHI Marketing Ltd.                           Japan                    50
       Shin Caterpillar Mitsubishi Ltd.                         Japan                    50
        Affiliates:
           Aishin Co.                                           Japan                    40
           D.O.M. Ltd.                                          Japan                    10
           G. M. Kenki Lease Co.                                Japan                    37.57
           Hokken Service Co.                                   Japan                    40


         Itoh Tekkosho Co., Ltd.                                Japan            34
         K-Lea Co., Ltd.                                        Japan             9.8
         Rentec Co.                                             Japan            10
         Sowa System Co.                                        Japan            35
         Tunnel Rental Co., Ltd.                                Japan             9.5
      Subsidiaries:
         Chubu Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
         CMEC Co., Ltd.                                         Japan           100
         CM Human Services Co., Ltd.                            Japan           100
         East Chugoku Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
         East Kanto Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
           Affiliate:
             Tone Lease Co.                                     Japan            18.3
         Hokkaido Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
           Subsidiary:
             Shin Hokken Ltd.                                   Japan           100
         Hokuetsu Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
           Affiliates:
             F. M. K. Co., Ltd.                                 Japan            25
         Hokuriku Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan            51
           Affiliate:
             Dia Rental Hokuriku Co., Ltd.                      Japan            15
         Kanagawa Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
         Kansai Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
         Kinki Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
           Affiliate:
             Rental Sanwa Co., Ltd.                             Japan            30
         Koshin Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
         North Kanto Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
         Sagami GS Co., Ltd.                                    Japan           100
         SCM Operator Training Co., Ltd.                        Japan           100
         SCM System Service Co., Ltd.                           Japan           100
         Shizuoka Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan            51
         Tokyo Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
         West Chugoku Caterpillar Mitsubishi Construction
           Equipment Sales, Ltd.                                Japan           100
           Affiliate:
             Yeep Co.                                           Japan            16.7
       Tractor Engineers Limited                                India            50
      Subsidiaries:
       Caterpillar (Africa) (Proprietary) Limited               South Africa    100
       Caterpillar Belgium S. A.                                Belgium         100
       Caterpillar Commercial APS                               Denmark         100

  Caterpillar Commercial S.A.R.L.                     France         100
  Caterpillar Commerciale S.r.L.                      Italy          100
  Caterpillar Far East Limited                        Hong Kong      100
   Subsidiaries:
    Caterpillar China Limited                         Hong Kong      100
    Caterpillar Asia Limited                          Hong Kong      100
  Caterpillar France S.A.                             France         100
  Caterpillar Hungary Component Manufacturing
   Company Ltd.                                       Hungary         85.7
  Caterpillar Logistics Services Limited              England        100
  Mec-Track S.r.L.                                    Italy          100
  Caterpillar (U.K.) Limited                          England        100
  P.T. Natra Raya                                     Indonesia       80
  Solar Turbines Canada Ltd.                          Canada         100
  Solar Turbines S.A.                                 Belgium        100
Caterpillar Paving Products Inc.                      Oklahoma       100
 Subsidiary:
  Caterpillar Materiels Routiers S.A.                 France         100
Caterpillar Securities Inc.                           Delaware       100
Caterpillar Risk Management Services Ltd.             Delaware       100
Caterpillar Services Limited                          Delaware       100
Caterpillar World Trading Corporation                 Delaware       100
Caterpillar Mexico S.A. de C.V.                       Mexico         100
 Subsidiary:
  Inmobiliaria Conek, S.A.                            Mexico         100
Engine Service Specialists, Inc.                      Delaware       100
 Subsidiaries:
  Road Ready Inc.                                     Delaware       100
  RR-1 Limited Partnership                            Illinois        68.35
Solar Turbines Incorporated                           Delaware       100
 Subsidiaries:
  Compsolven Corporation                              California     100
  OTSG, Inc.                                          Delaware       100
   Affiliate:
    Innovative Steam Technologies                     California      50
  Solar Turbines International Company                Delaware       100
   Affiliate:
    Turboservices SDN BHD                             Malaysia        26
  Subsidiaries:
   Energy Services International Denmark              Denmark        100
   Energy Services International Limited              Bermuda        100
   Servtech Limited                                   Ireland        100
  Turbinas Solar S.A. de C.V.                         Mexico         100
  Turbinas Solar de Venezuela, C.A.                   Venezuela      100
  Turbo Tecnologia de Reparaciones S.A. de C.V.       Mexico         100
Tecnologia Modificada S.A. de C.V.                    Mexico         100

____________________________
* Qualifying shares have been ignored in giving ownership percentage figures.


    For further information see Notes to Consolidated Financial Statements incorporated by reference from the 1995 Annual Meeting Proxy Statement.